                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 5, 2000



                            KINNARD INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)


    MINNESOTA                             0-9377           41-0972952
    (State or other jurisdiction of       (Commission      (IRS Employer
    incorporation or organization)        File No.)        Identification No.)


                             920 Second Avenue South
                          Minneapolis, Minnesota 55402
                    (Address of principal executive offices)

                                 (612) 370-2700
              (Registrant's telephone number, including area code)

Items 1-4.        Not Applicable.

Item 5.           OTHER EVENTS.

         Information contained in a Press Release dated September 5, 2000 is incorporated herein by reference to Exhibit 99.1 attached hereto.


Item 6.           Not Applicable.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a)-(b)           Not Applicable.

(c)               Exhibits

                  99.1     Press Release, dated September 5, 2000

Item 8.           Not Applicable

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KINNARD INVESTMENTS, INC.



Dated:  September 5, 2000              By:      /s/ George F. Stroebel
                                          --------------------------------------
                                           George F. Stroebel,
                                           Senior Vice President and
                                           Director of Corporate Development

                                  EXHIBIT INDEX


EXHIBIT             DESCRIPTION                                                 METHOD OF FILING
   99.1             Press Release, dated September 5, 2000                      Electronic Transmission